ANNUITIES                                                                            LOGO
APPLICATION FOR INDIVIDUAL VARIABLE ANNUITY
                                                   ----------------------------------------
BRIGHTHOUSE VARIABLE ANNUITY CLASS VA              HOW TO SUBMIT THIS FORM
                                                   Please send us the entire form by mail.

                                                   REGULAR MAIL:
Brighthouse Life Insurance Company of NY           Brighthouse Financial
("Brighthouse Financial")                          P.O. Box 10366
                                                   Des Moines, IA 50306-0366

Home Office Address (no correspondence)            EXPRESS MAIL ONLY:
285 Madison Avenue, New York, NY 10017             Brighthouse Financial
                                                   4700 Westown Parkway, Suite 200
                                                   West Des Moines, IA 50266

--------------------------------------------------------------------------------
SECTION 1: REQUIRED - ANNUITANT INFORMATION

.. Annuitant will be the Owner unless the Owner information section is completed.

First name                Middle name               Last name

------------------------------------------------------------------------------------------

Permanent street address                 City                      State       Zip

------------------------------------------------------------------------------------------

Social Security number      [_] Male     Date of birth             Phone number
                            [_] Female
------------------------------------------------------------------------------------------

Email address               Country of legal residence       Country of citizenship

------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 2: OWNER INFORMATION

..  Complete if the Owner is different than the Annuitant. Correspondence is sent to the Owner.
..  Please complete either the individual or the entity name field (as applicable).
.. Unless otherwise permitted by the Internal Revenue Code, the Owner and the Annuitant of this Contract must be the same individual for all IRA plan types except IRAs held by a custodian.
..  If the Owner is a Trust, complete the Trustee Certification form.
.. For Decedent IRA or Non-Qualified Decedent contracts, complete the applicable Inherited IRA or Inherited Non-Qualified Election form.

First name                Middle name               Last name

------------------------------------------------------------------------------------------

Entity name (if applicable)

Permanent street address                 City                      State       Zip

------------------------------------------------------------------------------------------

Social Security number/Tax ID number [_] Male   [_] Entity   Date of birth/ Phone number
                                     [_] Female              Date of Trust
------------------------------------------------------------------------------------------

Email address               Country of legal residence       Country of citizenship

------------------------------------------------------------------------------------------

                                                      Application Page 1 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

--------------------------------------------------------------------------------
.. OPTIONAL: JOINT OWNER INFORMATION

..  Available for Non-Qualified contracts only.

First name                Middle name               Last name

------------------------------------------------------------------------------------------

Permanent street address                 City                      State       Zip

------------------------------------------------------------------------------------------

Social Security number      [_] Male     Date of birth             Phone number
                            [_] Female
------------------------------------------------------------------------------------------

Email address               Country of legal residence       Country of citizenship

------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 3: REQUIRED - PRIMARY AND CONTINGENT BENEFICIARY(IES)

..  If more than three beneficiaries are named, attach a signed and dated separate sheet.
..  The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not designate a beneficiary.
.. If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.
..  If ALL Primary Beneficiaries predecease the Owner, then any surviving
   Contingent Beneficiaries listed below will be considered Primary Beneficiaries unless we are notified otherwise by the Owner.
..  Primary and Contingent Beneficiary percentages must each add up to 100%.

[_]Check this box if you wish proceeds to be equally divided among primary beneficiaries.
[_]Check this box if you wish proceeds to be equally divided among contingent beneficiaries.

PRIMARY BENEFICIARY:

First name (Entity name, if applicable)  Middle initial  Last name                      % of
                                                                                        Proceeds
----------------------------------------------------------------------------------------

Permanent street address                      City                 State    Zip

-------------------------------------------------------------------------------------------------

Phone number  Date of birth/Date of Trust  Relationship to Owner(s)  Social Security number/TIN

-------------------------------------------------------------------------------------------------

[_] PRIMARY  [_] CONTINGENT

First name (Entity name, if applicable)  Middle initial  Last name                      % of
                                                                                        Proceeds
----------------------------------------------------------------------------------------

Permanent street address                      City                 State    Zip

-------------------------------------------------------------------------------------------------

Phone number  Date of birth/Date of Trust  Relationship to Owner(s)  Social Security number/TIN

-------------------------------------------------------------------------------------------------

[_] PRIMARY  [_] CONTINGENT

First name (Entity name, if applicable)  Middle initial  Last name                      % of
                                                                                        Proceeds
----------------------------------------------------------------------------------------

Permanent street address                      City                 State    Zip

-------------------------------------------------------------------------------------------------

Phone number  Date of birth/Date of Trust  Relationship to Owner(s)  Social Security number/TIN

-------------------------------------------------------------------------------------------------

                                                      Application Page 2 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 4: REQUIRED - PLAN TYPE
..  Please check only one option below.

[_] Non-Qualified    [_] Traditional IRA              [_] SEP IRA
[_] Roth IRA         [_] Decedent Traditional IRA     [_] Non-Qualified Decedent

--------------------------------------------------------------------------------
SECTION 5: REQUIRED - INITIAL PURCHASE PAYMENT AMOUNT
..  Please total the purchase payment amount for each of the incoming funds listed below.
..  Make check payable to Brighthouse Life Insurance Company of NY.
..  Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.
.. Minimum total initial purchase payments: $5,000 for Non-Qualified funds or $2,000 for Qualified funds.

                    PAYMENT TYPE                                     INCOMING FUNDS
------------------------------------------------------------------------------------------------------
1   [_] Transfer      [_] 1035 Exchange             PURCHASE PAYMENT AMOUNT:            $____________
    [_] Rollover      [_] Contribution/Payment      For IRA contributions: Tax year      ____________
------------------------------------------------------------------------------------------------------
2   [_] Transfer      [_] 1035 Exchange             PURCHASE PAYMENT AMOUNT:            $____________
    [_] Rollover      [_] Contribution/Payment      For IRA contributions: Tax year      ____________
------------------------------------------------------------------------------------------------------
3   [_] Transfer      [_] 1035 Exchange             PURCHASE PAYMENT AMOUNT:            $____________
    [_] Rollover      [_] Contribution/Payment      For IRA contributions: Tax year      ____________
------------------------------------------------------------------------------------------------------
                                                 Total initial purchase payment amount: $____________

--------------------------------------------------------------------------------
SECTION 6: OPTIONAL - BENEFIT RIDERS
..  Subject to state availability and age restrictions. Other restrictions may apply.
..  Available at time of application only.
..  There are additional charges for the optional riders listed below.
..  Once elected these options may not be changed.
..  LIVING BENEFIT RIDERS
   .  Only one of the following riders may be elected.
   . Living benefit riders are not available with non-qualified Decedent contracts.
   . Guaranteed Withdrawal Benefit is the only living benefit rider available with Decedent IRA contracts.
   . If a FlexChoice Access rider is chosen, the GLWB Supplemental Application (NYGLWBSUPP-B) must be signed and submitted with the application.
   . If GWB is chosen, the NY GWB Supplemental Application (NYGWBSUPP-B) must be signed and submitted with this application.

   GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE ACCESS (GLWB))
   [_] FlexChoice Access Level         [_] FlexChoice Access Expedite

   GUARANTEED WITHDRAWAL BENEFIT (GWB)
   [_] GWB v1

..  DEATH BENEFIT RIDER
   . If no election is made, the Principal Protection option will be provided at no additional charge.

   ANNUAL STEP-UP DEATH BENEFIT (ANNUAL STEP-UP)
   [_] Annual Step-Up (Not available if a FlexChoice Access living benefit rider is elected.)

                                                      Application Page 3 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 7: REQUIRED - REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?     [_] Yes [_] No
Is it your intent to replace, discontinue, or change any existing policy or contract?  [_] Yes [_] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.
REPLACEMENT INCLUDES ANY SURRENDER, LOAN, WITHDRAWAL, LAPSE, REDUCTION IN OR REDIRECTION OF PAYMENTS ON AN ANNUITY OR LIFE INSURANCE CONTRACT IN CONNECTION WITH THIS APPLICATION.
--------------------------------------------------------------------------------

SECTION 8: OPTIONAL - Dollar Cost Averaging (DCA) / Enhanced Dollar Cost Averaging (EDCA) Programs
..  Only one of the following programs may be elected.
.. Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.
.. If you terminate the DCA/EDCA program, or if the program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Subaccounts in accordance with the percentages you have chosen (unless you have specified otherwise).
..  Please review the NY Dollar Cost Averaging Program Disclosure Form.

.. DOLLAR COST AVERAGING PROGRAM (DCA)
    . The DCA program is not available if you selected FlexChoice Access Level, FlexChoice Access Expedite, or GWB riders.
    . If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial purchase payment to the appropriate source fund (BlackRock Ultra-Short Term Bond Portfolio) in Section 9C.
    1. DCA transfers will be made from the BlackRock Ultra-Short Term Bond Portfolio.
    2. Periodic DCA transfers from this source fund will be made to the investment portfolios in the amounts selected below:
        [_] $__________ per month until the account is depleted or
        [_] $__________ per month for:

             [_] 12 months  [_] 24 months  [_] 36 months
             [_] 48 months  [_] 60 months  [_] Other _______months

.. ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)
    .  Only Purchase Payments can be allocated to the EDCA account.
    . By electing an EDCA program, I authorize a portion of my purchase payment to be allocated to the Enhanced Dollar Cost Averaging program elected below.
    . The terms of this program will be governed by the Enhanced Dollar Cost Averaging Rider and/or the Three Month Market Entry Rider issued with your contract. Subsequent purchase payments may be allocated to your EDCA account; however, such allocations will have the effect of increasing the monthly transfer amount and thereby accelerating the time period over which transfers are made.
    . The designated portion of the purchase payment will be allocated to the EDCA account, and periodic transfers will be made to the investment portfolios in the proportions selected below.

    1. Choose one of the following transfer periods:
        [_] 3 Month Market Entry     [_] 6 months     [_] 12 months

                                                      Application Page 4 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 9: REQUIRED - PURCHASE PAYMENT ALLOCATION
.. The Purchase Payment Allocation section that you must complete below will depend upon the rider elections made in Section 6 ("Benefit Riders") on page 3.
    .  IF YOU ELECTED A FLEXCHOICE ACCESS RIDER, PLEASE COMPLETE SECTION 9A.
    .  IF YOU ELECTED GWB V1, COMPLETE SECTION 9B.
    .  IF YOU DID NOT ELECT A LIVING BENEFIT RIDER, COMPLETE SECTION 9C.
..  Allocations must be whole percentages and the option must total 100%.
..  Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.
.. Please note: the Risk Managed Global Multi-Asset Portfolios (indicated with an asterisk in Section 9A, Section 9B and Section 9C below) are designed to reduce volatility of returns. Although you may have less risk from market downturns, you may also have less opportunity to benefit from market gains.

.. SECTION 9A: COMPLETE ONLY IF A FLEXCHOICE ACCESS RIDER IS ELECTED.
    . If you selected an EDCA program in Section 8, 100% of the purchase payments will be allocated to EDCA program and the target EDCA allocations will equal the purchase payment allocations indicated below.
    .  You must complete either Option A or Option B below.
--------------------------------------------------------------------------------

OPTION A - ALLOCATE YOUR PURCHASE PAYMENT TO THESE PORTFOLIOS

           ASSET ALLOCATION PORTFOLIOS                        AQR Global Risk Balanced Portfolio*              %
-------------------------------------------------------       ----------------------------------------------------
American Funds(R) Balanced Allocation Portfolio    %          BlackRock Global Tactical Strategies Portfolio*  %
-------------------------------------------------------       ----------------------------------------------------
American Funds(R) Moderate Allocation Portfolio    %          Brighthouse Balanced Plus Portfolio*             %
-------------------------------------------------------       ----------------------------------------------------
Brighthouse Asset Allocation 20 Portfolio          %          Invesco Balanced-Risk Allocation Portfolio*      %
-------------------------------------------------------       ----------------------------------------------------
Brighthouse Asset Allocation 40 Portfolio          %          JPMorgan Global Active Allocation Portfolio*     %
-------------------------------------------------------       ----------------------------------------------------
Brighthouse Asset Allocation 60 Portfolio          %          Loomis Sayles Global Markets Portfolio           %
-------------------------------------------------------       ----------------------------------------------------
SSGA Growth and Income ETF Portfolio               %          MetLife Multi-Index Targeted Risk Portfolio*     %
-------------------------------------------------------       ----------------------------------------------------
          ADDITIONAL INVESTMENT OPTIONS                       PanAgora Global Diversified Risk Portfolio*      %
-------------------------------------------------------       ----------------------------------------------------
AB Global Dynamic Allocation Portfolio*            %          Pyramis(R) Managed Risk Portfolio*               %
-------------------------------------------------------       ----------------------------------------------------
Allianz Global Investors Dynamic Multi-Asset Plus             Schroders Global Multi-Asset Portfolio*
Portfolio*                                         %                                                           %
------------------------------------------------------------------------------------------------------------------
                                                                             OPTION A TOTAL (MUST EQUAL 100%)  %
------------------------------------------------------------------------------------------------------------------

*Risk Managed Global Multi-Asset Portfolio

                                                      Application Page 5 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

OPTION B - DESIGN YOUR OWN ASSET ALLOCATION STRATEGY FROM THE INVESTMENT OPTIONS IN PLATFORM 1 AND PLATFORM 2 BELOW.
.. If allocations are made to these portfolios, they will automatically be rebalanced on a quarterly basis.

                  PLATFORM 1 - ALLOCATIONS MAY NOT EXCEED 70%
                  -------------------------------------------

AB Global Dynamic Allocation Portfolio*            %          Harris Oakmark International Portfolio        %
-------------------------------------------------------       -------------------------------------------------
Allianz Global Investors Dynamic Multi-Asset Plus
Portfolio*                                         %          Invesco Balanced-Risk Allocation Portfolio*   %
-------------------------------------------------------       -------------------------------------------------
American Funds(R) Balanced Allocation Portfolio    %          Invesco Comstock Portfolio                    %
-------------------------------------------------------       -------------------------------------------------
American Funds(R) Growth Allocation Portfolio      %          Invesco Mid Cap Value Portfolio               %
-------------------------------------------------------       -------------------------------------------------
American Funds(R) Growth Portfolio                 %          Invesco Small Cap Growth Portfolio            %
-------------------------------------------------------       -------------------------------------------------
American Funds(R) Moderate Allocation Portfolio    %          Jennison Growth Portfolio                     %
-------------------------------------------------------       -------------------------------------------------
AQR Global Risk Balanced Portfolio*                %          JPMorgan Global Active Allocation Portfolio*  %
-------------------------------------------------------       -------------------------------------------------
Baillie Gifford International Stock Portfolio      %          Loomis Sayles Global Markets Portfolio        %
-------------------------------------------------------       -------------------------------------------------
BlackRock Global Tactical Strategies Portfolio*    %          MetLife Mid Cap Stock Index Portfolio         %
-------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 20 Portfolio          %          MetLife MSCI EAFE(R) Index Portfolio          %
-------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 40 Portfolio          %          MetLife Multi-Index Targeted Risk Portfolio*  %
-------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 60 Portfolio          %          MetLife Russell 2000(R) Index Portfolio       %
-------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 80 Portfolio          %          MetLife Stock Index Portfolio                 %
-------------------------------------------------------       -------------------------------------------------
Brighthouse Asset Allocation 100 Portfolio         %          MFS(R) Research International Portfolio       %
-------------------------------------------------------       -------------------------------------------------
Brighthouse Balanced Plus Portfolio*               %          MFS(R) Value Portfolio                        %
-------------------------------------------------------       -------------------------------------------------
Brighthouse Small Cap Value Portfolio              %          Neuberger Berman Genesis Portfolio            %
-------------------------------------------------------       -------------------------------------------------
Brighthouse/Aberdeen Emerging Markets Equity
Portfolio                                          %          PanAgora Global Diversified Risk Portfolio*   %
-------------------------------------------------------       -------------------------------------------------
Brighthouse/Artisan Mid Cap Value Portfolio        %          Pyramis(R) Managed Risk Portfolio*            %
-------------------------------------------------------       -------------------------------------------------
Brighthouse/Dimensional International Small
Company Portfolio                                  %          Schroders Global Multi-Asset Portfolio*       %
-------------------------------------------------------       -------------------------------------------------
Brighthouse/Wellington Core Equity Opportunities
Portfolio                                          %          SSGA Growth and Income ETF Portfolio          %
-------------------------------------------------------       -------------------------------------------------
Clarion Global Real Estate Portfolio               %          SSGA Growth ETF Portfolio                     %
-------------------------------------------------------       -------------------------------------------------
ClearBridge Aggressive Growth Portfolio            %          T. Rowe Price Large Cap Growth Portfolio      %
-------------------------------------------------------       -------------------------------------------------
Frontier Mid Cap Growth Portfolio                  %          T. Rowe Price Large Cap Value Portfolio       %
-------------------------------------------------------       -------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio              %          T. Rowe Price Mid Cap Growth Portfolio        %
---------------------------------------------------------------------------------------------------------------
                                                                    PLATFORM 1 TOTAL (MUST NOT EXCEED 70%)  %
---------------------------------------------------------------------------------------------------------------

*Risk Managed Global Multi-Asset Portfolio

PLEASE SEE NEXT PAGE FOR PLATFORM 2 PORTFOLIOS

                                                      Application Page 6 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

                 PLATFORM 2 - ALLOCATIONS MUST BE AT LEAST 30%
                 ---------------------------------------------

BlackRock High Yield Portfolio                   %          PIMCO Inflation Protected Bond Portfolio    %
-----------------------------------------------------       -----------------------------------------------
BlackRock Ultra-Short Term Bond Portfolio        %          PIMCO Total Return Portfolio                %
-----------------------------------------------------       -----------------------------------------------
Brighthouse/Eaton Vance Floating Rate Portfolio  %          Pyramis(R) Government Income Portfolio      %
-----------------------------------------------------       -----------------------------------------------
Brighthouse/Franklin Low Duration Total Return              Western Asset Management Strategic Bond
Portfolio                                        %          Opportunities Portfolio                     %
-----------------------------------------------------       -----------------------------------------------
                                                            Western Asset Management U.S. Government
JPMorgan Core Bond Portfolio                     %          Portfolio                                   %
-----------------------------------------------------       -----------------------------------------------
MetLife Aggregate Bond Index Portfolio           %
-----------------------------------------------------------------------------------------------------------
                                                            PLATFORM 2 TOTAL (MUST EQUAL AT LEAST 30%)  %
-----------------------------------------------------------------------------------------------------------

OPTION B TOTAL _______%   (ADD PLATFORM 1 AND PLATFORM 2 TOTALS. MUST EQUAL
100%.)

--------------------------------------------------------------------------------
.. SECTION 9B: COMPLETE ONLY IF GWB IS ELECTED.
..  If you selected an EDCA program in Section 8, be sure to also complete the
   EDCA Target Allocation column below.
..  The Purchase Payment Allocation column must total 100%. The EDCA Target
   Allocation column should only be completed if EDCA is elected, and must total 100%.

                                                                             PURCHASE     EDCA
                                                                              PAYMENT    TARGET
                                                                            ALLOCATION ALLOCATION
---------------------------------------------------------------------------------------------------
Enhanced Dollar Cost Averaging Account (EDCA)                                   %      N/A    %
---------------------------------------------------------------------------------------------------
AB Global Dynamic Allocation Portfolio*                                         %             %
---------------------------------------------------------------------------------------------------
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio*                    %             %
---------------------------------------------------------------------------------------------------
AQR Global Risk Balanced Portfolio*                                             %             %
---------------------------------------------------------------------------------------------------
BlackRock Global Tactical Strategies Portfolio*                                 %             %
---------------------------------------------------------------------------------------------------
Brighthouse Balanced Plus Portfolio*                                            %             %
---------------------------------------------------------------------------------------------------
Invesco Balanced-Risk Allocation Portfolio*                                     %             %
---------------------------------------------------------------------------------------------------
JPMorgan Global Active Allocation Portfolio*                                    %             %
---------------------------------------------------------------------------------------------------
MetLife Aggregate Bond Index Portfolio                                          %             %
---------------------------------------------------------------------------------------------------
MetLife Multi-Index Targeted Risk Portfolio*                                    %             %
---------------------------------------------------------------------------------------------------
PanAgora Global Diversified Risk Portfolio*                                     %             %
---------------------------------------------------------------------------------------------------
Pyramis(R) Government Income Portfolio                                          %             %
---------------------------------------------------------------------------------------------------
Pyramis(R) Managed Risk Portfolio*                                              %             %
---------------------------------------------------------------------------------------------------
Schroders Global Multi-Asset Portfolio*                                         %             %
---------------------------------------------------------------------------------------------------
* Risk Managed Global Multi-Asset Portfolio                   COLUMN TOTALS     %             %
                                                                            -----------------------

                                                      Application Page 7 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

..  SECTION 9C: COMPLETE ONLY IF LIVING BENEFIT RIDERS ARE NOT ELECTED.
..  If you selected an DCA or EDCA program in Section 8, make sure to complete the Target DCA/EDCA Instructions Column below.
..  The Purchase Payment Allocation column must total 100%. The DCA/EDCA Target
   Allocation column should only be completed if DCA/EDCA is elected and must total 100%.

                                                                PURCHASE       DCA/EDCA
                                                                PAYMENT         TARGET
                                                               ALLOCATION     ALLOCATION
----------------------------------------------------------------------------------------
Enhanced Dollar Cost Averaging Account (EDCA)                      %      N/A     %
----------------------------------------------------------------------------------------
                 ASSET ALLOCATION PORTFOLIOS
----------------------------------------------------------------------------------------
American Funds(R) Balanced Allocation Portfolio                    %              %
----------------------------------------------------------------------------------------
American Funds(R) Growth Allocation Portfolio                      %              %
----------------------------------------------------------------------------------------
American Funds(R) Moderate Allocation Portfolio                    %              %
----------------------------------------------------------------------------------------
Brighthouse Asset Allocation 20 Portfolio                          %              %
----------------------------------------------------------------------------------------
Brighthouse Asset Allocation 40 Portfolio                          %              %
----------------------------------------------------------------------------------------
Brighthouse Asset Allocation 60 Portfolio                          %              %
----------------------------------------------------------------------------------------
Brighthouse Asset Allocation 80 Portfolio                          %              %
----------------------------------------------------------------------------------------
Brighthouse Asset Allocation 100 Portfolio                         %              %
----------------------------------------------------------------------------------------
SSGA Growth and Income ETF Portfolio                               %              %
----------------------------------------------------------------------------------------
SSGA Growth ETF Portfolio                                          %              %
----------------------------------------------------------------------------------------
                ADDITIONAL INVESTMENT OPTIONS
----------------------------------------------------------------------------------------
AB Global Dynamic Allocation Portfolio*                            %              %
----------------------------------------------------------------------------------------
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio*       %              %
----------------------------------------------------------------------------------------
American Funds(R) Growth Portfolio                                 %              %
----------------------------------------------------------------------------------------
AQR Global Risk Balanced Portfolio*                                %              %
----------------------------------------------------------------------------------------
Baillie Gifford International Stock Portfolio                      %              %
----------------------------------------------------------------------------------------
BlackRock Global Tactical Strategies Portfolio*                    %              %
----------------------------------------------------------------------------------------
BlackRock High Yield Portfolio                                     %              %
----------------------------------------------------------------------------------------
BlackRock Ultra-Short Term Bond Portfolio                          %              %
----------------------------------------------------------------------------------------
Brighthouse Balanced Plus Portfolio*                               %              %
----------------------------------------------------------------------------------------
Brighthouse Small Cap Value Portfolio                              %              %
----------------------------------------------------------------------------------------
Brighthouse/Aberdeen Emerging Markets Equity Portfolio             %              %
----------------------------------------------------------------------------------------
Brighthouse/Artisan Mid Cap Value Portfolio                        %              %
----------------------------------------------------------------------------------------
Brighthouse/Dimensional International Small Company Portfolio      %              %
----------------------------------------------------------------------------------------
Brighthouse/Eaton Vance Floating Rate Portfolio                    %              %
----------------------------------------------------------------------------------------
Brighthouse/Franklin Low Duration Total Return Portfolio           %              %
----------------------------------------------------------------------------------------
Brighthouse/Wellington Core Equity Opportunities Portfolio         %              %
----------------------------------------------------------------------------------------

                                                                  PURCHASE   DCA/EDCA
                                                                  PAYMENT     TARGET
                                                                 ALLOCATION ALLOCATION
--------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio                                 %          %
--------------------------------------------------------------------------------------
ClearBridge Aggressive Growth Portfolio                              %          %
--------------------------------------------------------------------------------------
Frontier Mid Cap Growth Portfolio                                    %          %
--------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio                                %          %
--------------------------------------------------------------------------------------
Harris Oakmark International Portfolio                               %          %
--------------------------------------------------------------------------------------
Invesco Balanced-Risk Allocation Portfolio*                          %          %
--------------------------------------------------------------------------------------
Invesco Comstock Portfolio                                           %          %
--------------------------------------------------------------------------------------
Invesco Mid Cap Value Portfolio                                      %          %
--------------------------------------------------------------------------------------
Invesco Small Cap Growth Portfolio                                   %          %
--------------------------------------------------------------------------------------
Jennison Growth Portfolio                                            %          %
--------------------------------------------------------------------------------------
JPMorgan Core Bond Portfolio                                         %          %
--------------------------------------------------------------------------------------
JPMorgan Global Active Allocation Portfolio                          %          %
--------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio                               %          %
--------------------------------------------------------------------------------------
MetLife Aggregate Bond Index Portfolio                               %          %
--------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index Portfolio                                %          %
--------------------------------------------------------------------------------------
MetLife MSCI EAFE(R) Index Portfolio                                 %          %
--------------------------------------------------------------------------------------
MetLife Multi-Index Targeted Risk Portfolio*                         %          %
--------------------------------------------------------------------------------------
MetLife Russell 2000 (R) Index Portfolio                             %          %
--------------------------------------------------------------------------------------
MetLife Stock Index Portfolio                                        %          %
--------------------------------------------------------------------------------------
MFS(R) Research International Portfolio                              %          %
--------------------------------------------------------------------------------------
MFS(R) Value Portfolio                                               %          %
--------------------------------------------------------------------------------------
Neuberger Berman Genesis Portfolio                                   %          %
--------------------------------------------------------------------------------------
PanAgora Global Diversified Risk Portfolio*                          %          %
--------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio                             %          %
--------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                                         %          %
--------------------------------------------------------------------------------------
Pyramis(R) Government Income Portfolio                               %          %
--------------------------------------------------------------------------------------
Pyramis(R) Managed Risk Portfolio*                                   %          %
--------------------------------------------------------------------------------------
Schroders Global Multi-Asset Portfolio*                              %          %
--------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Portfolio                             %          %
--------------------------------------------------------------------------------------
T. Rowe Price Large Cap Value Portfolio                              %          %
--------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio                               %          %
--------------------------------------------------------------------------------------
Western Asset Management Strategic Bond Opportunities Portfolio      %          %
--------------------------------------------------------------------------------------
Western Asset Management U.S. Government Portfolio                   %          %
--------------------------------------------------------------------------------------
                                                  COLUMN TOTALS      %          %
                                                                 ---------------------

* Risk Managed Global Multi-Asset Portfolio

                                                      Application Page 8 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

--------------------------------------------------------------------------------
SECTION 10: OPTIONAL - REBALANCING PROGRAM

..  The Rebalancing Program is only available if more than one portfolio is selected.
..  Do not complete this section if you selected Option B in Section 9A.
   Rebalancing will occur automatically on a quarterly basis.

When checked below, I authorize Brighthouse Financial to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 9A Option A, Section 9B, Section 9C, or as I may otherwise direct by Notice to Brighthouse Financial.

Frequency:   [_] Monthly   [_]Quarterly   [_]Semi-annually   [_]Annually

If the rebalancing transfer date is the 29th, 30th, or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to Brighthouse Financial. This program will be terminated upon notice to Brighthouse Financial of your death.

--------------------------------------------------------------------------------
SECTION 11: REQUIRED - CLIENT ACKNOWLEDGEMENTS AND SIGNATURE(S)
By signing below, I acknowledge the following:
..  I have read and understand the information above.
.. I agree that the above information and statements and those made on all pages of this application are true and correct to the best of my knowledge and belief and are made as the basis of my application.
..  I acknowledge receipt of the current Brighthouse Variable Annuity Class VA prospectus.
..  I have received the Brighthouse Financial Customer Privacy Notice.
..  I understand that there is no additional tax benefit obtained by funding an
   IRA with an annuity.
.. If I elected a FlexChoice Access rider, by signing below, I confirm receipt of the "FlexChoice Access - Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider Disclosure" form.
..  If I elected an optional living benefit rider, by signing below, I confirm receipt of the Volatility Management Strategies Disclosure Statement.
..  By signing below, I acknowledge receipt of the NY Dollar Cost Averaging
   Disclosure form.
.. I acknowledge and understand that if a Wholesaler (who is an employee of Brighthouse Services, LLC, an affiliate of Brighthouse Life Insurance
   Company of NY) met with me, either in person or by phone, then the Wholesaler may receive compensation for the sale of a Brighthouse Llfe Insurance Company of NY or affiliate annuity product ("Brighthouse Financial Product") by my Representative. Wholesaler compensation may vary from product to product and by the premium or deposit amount. The amount of wholesaler compensation may increase in part based upon the relative amount of Brighthouse Financial Products sold during a set period. The Wholesaler is eligible for additional cash compensation (such as medical, retirement and other benefits) and non-cash compensation (such as recognition conferences) based on his or her overall Brighthouse Financial Product sales and productivity. I understand that I may request additional information from my Representative about the Wholesaler compensation expected as a result of my purchase.
..  If this new Contract is being purchased with monies from an existing
   Brighthouse Financial Contract, then I have received the Enterprise Annuity Transfer Disclosure.
..  I UNDERSTAND THAT BRIGHTHOUSE FINANCIAL DOES NOT GUARANTEE THE TAX
   CONSEQUENCES OF THE ANNUITY (INCLUDING, BUT NOT LIMITED TO, WHETHER THE IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH OF EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY AFTER-TAX CONTRIBUTION), AND I SHOULD CONSULT MY OWN TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.
..  PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE
   ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

                                                      Application Page 9 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

U.S. TAX CERTIFICATION
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAX PAYER IDENTIFICATION NUMBER, AND
2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
   (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
   (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)
3. I AM A U.S. CITIZEN OR OTHER U.S. PERSON, AND
4. I AM NOT SUBJECT TO FATCA REPORTING BECAUSE I AM A U.S. PERSON AND THE ACCOUNT IS LOCATED WITHIN THE UNITED STATES.
   (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE APPROPRIATE IRS DOCUMENTATION.)

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Sign  Signature and Title of Owner (Annuitant unless otherwise     Date Signed
Here  noted)
      -------------------------------------------------------------------------
Sign  Signature of Joint Owner                                     Date Signed
Here
      -------------------------------------------------------------------------
Sign  Signature of Annuitant (If different than the Owner)         Date Signed
Here
      -------------------------------------------------------------------------
      NOTE: if the Owner is an entity, print the name of the Owner representatives and have one or more Owner representatives sign.
LOCATION WHERE THE APPLICATION IS SIGNED: City_________________  State_________

--------------------------------------------------------------------------------
SECTION 12: REQUIRED - REPRESENTATIVE INFORMATION

By signing below, I certify that:
..  All information provided by the applicant has been truly and accurately recorded.
..  All answers are correct to the best of my knowledge.
..  I have provided the applicant(s) with the Brighthouse Financial Customer
   Privacy Notice prior to or at the time he/she completed the application form. .. If this new Contract is being purchased with monies from an existing
   Brighthouse Financial Contract, then I have provided the applicant(s) with the Enterprise Annuity Transfer Disclosure.
..  I have provided the applicant(s) with the current Brighthouse Variable
   Annuity Class VA prospectus.
..  I have provided the "FlexChoice Access - Guaranteed Lifetime Withdrawal
   Benefit ("GLWB") Rider Disclosure Form, if applicable.
..  If an optional living benefit rider was elected, I have provided the applicant(s) with the Volatility Management Strategies Disclosure Statement. .. I provided the applicant(s) with the NY Dollar Cost Averaging Disclosure form, if applicable.

Does the applicant have any existing life insurance policies or annuity contracts?             [_] Yes [_] No
Does the applicant intend to replace, discontinue, or change any existing policy or contract?  [_] Yes [_] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

                                                      Application Page 10 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs

PRIMARY REPRESENTATIVE
First name                Middle name               Last name
-----------------------------------------------------------------------------
Name of firm              Business phone            Representative ID
-----------------------------------------------------------------------------
Commission percentage     State license I.D. number Client account number
-----------------------------------------------------------------------------

Sign  Signature of Primary Representative:            Date signed (mm/dd/yyyy)
Here
      -------------------------------------------------------------------------

COMMISSION CHOICE:
Select one. The option cannot be changed once selected.

[_] Option A     [_] Option B     [_] Option C

ADDITIONAL REPRESENTATIVE(S)

   REPRESENTATIVE ID        REPRESENTATIVE NAME      COMMISSION PERCENTAGE
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                                      Application Page 11 of 11
VA-APP-NY (11/17)                                     VA-NY-B (02/18) Fs